UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (date of earliest event reported):  October 1, 2026
vTv Therapeutics Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-37524	47-3916571
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)
3980 Premier Drive, Suite 110
High Point, NC 27265
(Address of principal executive offices)
(336) 841-0300
(Registrant’s telephone number, including area code)
NOT APPLICABLE
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.01 per share	VTVT	Nasdaq Capital Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03 Amendments to Articles of Incorporation or By-Laws
On October 1, 2026, the Board of Directors of vTv Therapeutics Inc. (the “Company”) approved the adoption of the Company’s Third Amended and Restated By-Laws (the “Amended By-Laws”). The Amended By-Laws were amended and restated, among other things, to:
•revise the procedures and requirements for the nomination of directors at meetings of stockholders, including by adding a requirement that a stockholder seeking to nominate one or more directors at a meeting of stockholders deliver to the Company reasonable evidence that such stockholder has complied with the requirements of Rule 14a-19 of the Securities Exchange Act of 1934, as amended, no later than five business days before the meeting;
•revise the voting standard for stockholder meetings such that, in all matters other than the election of directors, the affirmative vote of a majority of the voting power of the shares cast affirmatively or negatively shall be the act of the stockholders (except as otherwise provided by Company’s Certificate of Incorporation, the Amended By-Laws, any applicable law or the rules of any applicable stock exchange on which the Company’s securities are listed);
•revise certain additional procedures related to stockholder meetings to conform to the current provisions of the Delaware General Corporation Law;
•designate the federal district courts of the United States as the exclusive forum for the resolution of any complaint asserting a cause of action arising under the Securities Act of 1933, as amended, unless the Company consents in writing to the selection of an alternative forum; and
•make certain other ministerial changes, clarifications, and conforming revisions.
The foregoing description is qualified in its entirety to the Amended By-Laws, a copy of which is attached to this Form 8-K as Exhibit 3.1 and incorporated herein by reference.
Item 9.01 Financial Statements and Exhibits
(d)Exhibits

Exhibit No.	Description
3.1	Third Amended and Restated By-Laws of vTv Therapeutics Inc.
104	Cover Page Interactive Data File (embedded within Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

VTV THERAPEUTICS INC.

By:	/s/ Paul J. Sekhri
Name:	Paul J. Sekhri
Title:	President and Chief Executive Officer
Dated: October 6, 2026